UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 15, 2013 (September 13, 2013)

CORONUS SOLAR INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada
(State or other jurisdiction of incorporation)

000-53697
(Commission File No.)

98-1090431
(I.R.S. Employer Identification No.)

1100-1200 West 73rd Avenue
Vancouver, British Columbia
Canada V6P 6G5
(Address of principal executive offices and Zip Code)

604-267-7078
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As reported in our Form 8-K filed with the SEC on March 18, 2011, on January 24, 2011, our previously-owned, wholly-owned subsidiary, Coronus Energy Corp. (“Coronus”), entered into a Vacant Land Purchase Agreement (the “Newberry Springs Agreement”) to acquire a 20 acre parcel of vacant land, situated in Newberry Springs, in the County of San Bernardino, California (the “Newberry Springs Parcel”). The purchase price was $45,000. Coronus paid $8,000 and the vendor agreed to carry back the balance amount of $37,000 for two years at 6.5% per annum interest, with monthly payments of interest only (the “Note”). The transaction closed on March 17, 2011. As reported in our Form 8-K filed with the SEC on May 20, 2013, on May 9, 2013, the parties agreed on a one-year extension to the Note. All other terms of the Note remained the same. We disclose today, that on September 13, 2013, Coronus transferred ownership of the Newberry Springs Parcel to us, to settle $8,000 in debt owing to us by Coronus. As part of the transaction, we assumed the obligations under the Note.

As reported in our Form 8-K filed with the SEC on May 16, 2011, on January 23, 2011, Coronus entered into a Vacant Land Purchase Agreement (the “29-Palms North Agreement”) to acquire a 39.25 acre parcel of vacant land, situated north of 29-Palms, in the County of San Bernardino, California (the “29-Palms Parcel”). The purchase price was $40,000. Coronus paid $8,000 and the vendor agreed to carry back the balance amount of $32,000 for two years at 6.5% per annum interest, with monthly payments of interest only. The transaction closed on May 16, 2011. As reported in our Form 8-K filed with the SEC on May 20, 2013, on May 17, 2013, Coronus paid the balance amount of $32,000, retiring the vendor's note. Accordingly, Coronus then owned the parcel unencumbered. We disclose today, that on September 13, 2013, Coronus transferred ownership of the 29-Palms Parcel to us, to settle $40,000 in debt owing to us by Coronus.

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

As disclosed above under Item 1.01, on September 13, 2013, Coronus transferred ownership of the Newberry Springs Parcel and ownership of the 29-Palms Parcel to us.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION.

As disclosed above under Item 1.01, on September 13, 2013, Coronus transferred ownership of the Newberry Springs Parcel to us. As part of the transaction, we assumed the obligations under the Note.

ITEM 7.01	REGULATION FD DISCLOSURE.

As disclosed above under Item 1.01, we announced today on September 13, 2013, Coronus transferred ownership of the Newberry Springs Parcel and ownership of the 29-Palms Parcel to us.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

99.1	Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 15th day of October, 2013.

CORONUS SOLAR INC.

BY:	JEFFERSON THACHUK
Jefferson Thachuk
President, Principal Executive Officer, Principal
Accounting Officer, Principal Financial Officer,
Secretary, Treasurer and a member of the Board of
Directors